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                                                                    Exhibit 99.2


CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report on Form 11-K of The Brink's Company 401(k) Plan (the "Plan") for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert T. Ritter, Chief Financial Officer of The Brink's Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) the Report fully complies with the requirements of Section13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and the changes in net assets available for benefits of the Plan.




/s/ Robert T. Ritter
--------------------
Robert T. Ritter
Chief Financial Officer
June 27, 2003

A signed original of this written statement required by Section 906 has been provided to The Brink's Company and will be retained by The Brink's Company and furnished to the Securities and Exchange Commission or its staff upon request.